Exhibit 10.5

                           CONSULTING AGREEMENT WITH
                                   CHRIS WYATT

                              CONSULTING AGREEMENT

THIS  AGREEMENT  is dated  for  reference  and is made as of the 9th day of July
2002.

BETWEEN:

                Chris Wyatt
                10724 Wilshire Boulevard
                Suite 1003
                Los Angeles, Ca,  90024
                Ph # 310 709 8710,   Fax # 310 475 4723
                (hereinafter called the " Consultant ")
                                                               OF THE FIRST PART

AND:

               STRATEGIC INTERNET INVESTMENTS, INCORPORATED. /, an incorporated company under the laws of the state of Delaware, USA. , having an office at # 450 - 650 W. Georgia Street, Vancouver, BC V6B 4N8, Ph # 604 684 8662, Fax # 604 684 3829

                (hereinafter called the "Company")
                                                              OF THE SECOND PART


WHEREAS:

     A.  It  is  understood  that  the  Company  is  currently   trading  on  an
over-the-counter market NASD OTC Bulletin Board under the symbol (SIII); and

     B. The Company desires to create an equity-based remuneration package to be vested in favor of the Consultant as described herein.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual premises and covenants contained in this Agreement, the parties hereto covenant and agree as follows:

1.                PROVISION OF SERVICES

1.1 Subject to the terms of this Agreement, the Consultant shall provide to the Company the services listed in Schedule "A" hereto and all such other services as are necessarily incidental thereto that may be required by the Company (the "Services").

1.2 The Consultant shall use its best efforts to further the interests of the Company in providing the Services.

                                                        Initial: CW/RS/AS
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                                      -2-


2.                CHANGES IN SERVICE

2.1 The Company and the Consultant may mutually agree to add or delete services as set out in Schedule "A".


3.                REMUNERATION OF CONSULTANT

3.1 The Consultant will perform the Services described Schedule "A" and the Company shall pay the Consultant the sum of $this figure to be inserted upon signing as it relates to the stock trading price_________per month payable monthly on the last day of each month during the term of this Agreement, as a fee for the Consultant to be available to perform the Services as required by this Agreement and in accordance with certain minimum performance milestones, as defined below.

3.2 Payment in Stock. In lieu of cash compensation for Services provided by the Consultant pursuant to paragraph 3.1 for the six month term of this Agreement, the Company shall pay or provide, as applicable, to the Consultant a deferred stock award (the "Award"), to be awarded as of the effective date of this Agreement, with respect to 250,000 shares (the "Shares") of the common stock of the Company (the initial 125,000 shares shall be forwarded to Consultant upon the signing of this Agreement, and the remaining shares shall be placed in escrow with a mutually agreed Attorney upon the signing of this Agreement), subject to the following terms and conditions:

     (a) The Award shall vest and the Shares shall be issued and distributed to Consultant in accordance with the following schedule:

               NUMBER OF SHARES                VESTING/DISTRIBUTION DATE
        1.         125,000                Immediately upon signing agreement
        2.          25,000                    One month after agreement date
        3.          25,000                   Two months after agreement date
        4.          25,000                 Three months after agreement date
        5.          25,000                  Four months after agreement date
        6.          25,000                  Five months after agreement date

                  provided that,

     (b) with respect to Shares scheduled to vest in each of the six months of the term of this Agreement, the Consultant has provided Services as reasonably requested in accordance with this Agreement.

     (c) The issue price for each traunch of shares described in paragraph 3.2(a) will be deemed to be $0.____ per share (the market trading price as of the date of the agreement).

     (d) Any unvested portion of the Award shall be forfeited to the Company upon the termination of this Agreement.

     (e) The Consultant will not have the right to receive a certificate for the Shares or vote the Shares or receive dividends on the Shares prior to the date such Shares vest pursuant to the terms of this paragraph 3.2.

                                                        Initial: CW/RS/AS

                                      -3-
     (f) Until the Shares vest pursuant to the terms of this paragraph 3.2(a), such Shares are non-transferable and may not be assigned, pledged or hypothecated and shall not be subject to execution, attachment or similar process. Any attempt to violate these restrictions will result in the immediate forfeiture of the Award and the Shares.

     (g) Upon the vesting of the Shares pursuant to the terms of this paragraph 3.2(a), Escrow Agent, shall forward such Shares to the Consultant.

     (h) The terms and provisions of this Award (including, without limitation, the terms and provisions relating to the number and class of Shares subject to this Award) may be adjusted by the Company and the Consultant (to reasonably reflect compensation at the same level as contained in this Agreement) in the event of any recapitalization, merger, consolidation, reorganization, stock dividend, stock split, split-up or other change in corporate structure affecting the common stock of the Company.

3.3 Subject to such restrictions and requirements as the Company may impose from time to time, the Company shall reimburse the Consultant for out-of-pocket expenses incurred in performance of the services upon receipt of such evidence of those expenses as the Company may reasonably require. Any expense item of a monetary value in excess of $500.00 shall be pre-approved by the Company.

4.                CONSULTANT NOT AGENT OR EMPLOYEE

4.1 Neither the Consultant nor its Key Employee shall be the employee or agent of the Company and accordingly, neither shall purport to enter into any a contract or subcontract on behalf of the Company or otherwise purport to act on its behalf. Nothing in this Agreement shall be deemed to require the Consultant to provide its services exclusively to the Company and the Consultant hereby acknowledges that the Company shall not be required to make any remittances or payments required of employers by statute on the Consultant's or the Key Employee's behalf and the Consultant or any of its agents or employees shall not be entitled to the fringe benefits provided by the Company to its employees.

4.2 The Company acknowledges that since the Consultant is an independent contractor and not an employee of the Company, the Consultant shall have direction and control of the manner, methods, techniques and procedures used by its agents or employees to perform the Services.

5.                FACILITIES

5.1 The Consultant shall provide its own facilities (including office space, faxing, long distance phone calls, mailing, typing, document reproduction, and other clerical assistance) that may be required by the Consultant to perform the Services. The Consultant is entitled to invoice as an expense the costs identified in this section 5.1, excluding rental for office space, in accordance with section 3.3 of this agreement.

                                                        Initial: CW/RS/AS

6.                BOOKS AND RECORDS

6.1 The Consultant shall keep proper accounts and records of all expenditures made by it in connection with the Services, and of the time expended by it or any of its agents or servants in performing the Services and all invoices, receipts and vouchers relating thereto.

7.                COMPANY'S OBLIGATIONS

7.1 The Company shall make available to the Consultant such information and data and shall permit the Consultant, its agents and employees to have access to such documents or premises as are reasonably necessary to enable it to perform the Services.

7.2 Filing and Effectiveness of Registration Statement. The Company shall prepare and file with the Securities and Exchange Commission (the "SEC") as soon as practicable, a Registration Statement relating to the offer and sale of the Shares and shall use all commercially reasonable efforts to cause the SEC to declare such Registration Statement effective under the Securities Act as promptly as practicable thereafter.

7.3

8.                CONFIDENTIALITY

8.1 The Consultant shall not disclose any information, documents, or processes to which the Consultant may have access by virtue of its performance of the Services to any person not expressly authorized by the Company for that purpose.

9.                DUTIES OF CONSULTANT

9.1 During the term of this Agreement, the Consultant shall devote such of its time, attention and abilities to the business of the Company as is reasonably necessary for the proper exercise of its duties pursuant to this Agreement. Nothing contained herein shall be deemed to require the Consultant to devote its exclusive time, attention and ability to the business of the Company.

9.2 During the term of this Agreement, the Consultant shall ensure that its Key Employee will:

     (a)  at  all  times  except  when  disabled  by  sickness  or   incapacity,
          faithfully and diligently perform his duties and use his best efforts to promote and advance the business of the Company;

     (b) devote such of his time, labor and attention to the business of the Company as is necessary for the proper exercise of the Consultant's duties hereunder; and

     (c) refrain from acting in any manner contrary to the interests of the Company or contrary to the duties of the Consultant as contemplated herein.

9.3 Without limiting the generality of the foregoing, the Consultant shall not during the term of this Agreement:

     (a) act in any manner contrary to the terms of this Agreement, or the best interests of the Company; or

                                                        Initial: CW/RS/AS
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                                      -5-

     (b) take advantage for personal gain, either directly or indirectly, of a business opportunity, which opportunity arose because of the Consultant's relationship with the Company unless such opportunity is first presented to the Company and the Company expressly declines to take advantage of or pursue such opportunity and agrees in writing that the Consultant may take advantage thereof.

10.               LIABILITY OF CONSULTANT

10.1 The Consultant shall indemnify and save the Company harmless from and against all costs, expenses, losses, damages and obligations it may suffer or incur as the result of the breach of any covenant or warranty made by the Consultant in this Agreement.


11.               TERMINATION

11.1 The term of this Agreement shall be for six months and shall commence upon the effective date of this agreement and unless terminated earlier pursuant to the provisions hereof, or unless renewed in writing by the parties shall expire at the end of the six month term of this agreement

11.2 This Agreement may be be terminated prior to the completion of the Services as follows:

     (a)  by either party upon 30 days' prior written notice; or

     (b) immediately upon the Company giving written notice to the Consultant of the occurrence of an Event of Default as defined in clause 11.4.

     If either party fails to give any such notice, this Agreement shall continue in full force and effect.

11.3 Upon the termination of this Agreement, the Company shall pay to the Consultant all amounts accruing hereunder up to and including the effective date of termination.

11.4 An Event of Default shall be deemed to occur if:

     (a) the Consultant is in breach of any covenant, obligation or warranty hereunder and such breach continues for a period of twenty (20) days after written notice thereof has been given to the Consultant; or

     (b) the Consultant becomes insolvent or unable to discharge its liabilities generally as they become due, makes an assignment for the benefit of its creditors, or is made subject to a petition or other proceedings in bankruptcy.

12.1 The Consultant shall not subcontract to any person, any right, duty or obligation hereunder without the prior written consent of the Company. The Consultant shall be entitled to assign this Agreement to incorporated company of his control without the prior written consent of the Company.

                                                        Initial: CW/RS/AS

13                PERFORMANCE

13.1 Within six weeks of signing this agreement the Consultant will have completed the preparation of a business plan for the Company. Such business plan shall be in a form and quality to be used by the Company for presentation to potential funders and potential strategic partners.

13.2 Within six weeks of signing this agreement the Consultant will have prepared a presentation package to be used by the company in its promotion and capital raising efforts.

13.3 Within three months of signing this agreement the Consultant will have designed and produced corporate image presentation material that will assist the Company in developing its Corporate image, advertising and the marketing of its business.

13.4 Within five months of signing this agreement the Consultant will have prepared a critical review of all aspects of the Company's business making recommendations to the Company regarding ways to improve the Companies internal operations as well as identifying and targeting Corporate goals. The review should be constructive in nature as well as attempt to identify deficiencies within the Company.


14.               CO-OPERATION WITH OTHER PARTIES

14.1 The Consultant shall co-operate with all other parties engaged or employed by the Company from time to time and shall coordinate its activities with the activities of such parties as and when requested by the Company.

15.               NOTICE

15.1 All notices, demands and payments required or permitted to be given hereunder shall be in writing and may be delivered personally, or sent by telegram or telex or other means of electronic communication providing a printed copy ("Electronic Communication") or may be forwarded by first class prepaid registered mail to the addresses set forth below. Any notice delivered or sent by Electronic Communication deemed to have been given and received at the time of delivery. Any notice mailed as aforesaid shall be deemed to have been given and received on expiration of 72 hours after it is posted, addressed as above.

Or such other address or addresses as the parties may from time to time give notice of in writing; provided that if there shall be between the time of mailing and the actual receipt of the notice a mail strike, slow down or other labor dispute which may affect the delivery of such notice by the mails, then such notice shall be effective only if actually delivered.

16.               ENTIRE AGREEMENT

16.1 The provisions herein contained constitute the entire agreement between the parties and supersede all previous communications, representations and agreements, whether oral or written, between the parties with respect to the subject matter hereof.

17.               FURTHER ASSURANCES

17.1 Each of the parties shall execute such other documents and instruments and shall do such other acts as may be necessary to implement and carry out the intent of this Agreement.

18.               CURRENCY

     All monies which are referred to in this Agreement are expressed in lawful money of United States of America.

                                                        Initial: CW/RS/AS

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                                      -7-

19.               TIME OF ESSENCE

19.1 Time is of the essence of this Agreement.


20.               WAIVER OF BREACH

20.1 The waiver by either the Company or the Consultant of a breach of any provisions of this Agreement by the other party to this Agreement shall not operate or be construed as a waiver of any subsequent breach by that party.

21.               REGULATORY APPROVAL

21.1 This Agreement is subject to the approval of all regulatory authorities, as may have jurisdiction (the "Regulatory Authorities"). If Regulatory Authorities have issues with this Agreement, the Company will use its best efforts to accommodate the Consultant and meet the requirements of the Regulatory Authorities.

22.               ATTORNEY FEES

     In the event either party is in default of the terms or conditions of this Consulting Agreement and legal action is initiated or suit be entered as a result of such default, the prevailing party shall be entitled to recover all costs incurred as a result of such default including reasonable attorneys fees, expenses and court costs through trial, appeal and to final disposition.

23.               AMENDMENTS

     This Agreement may be modified or amended provided such modifications or amendments are mutually agreed upon by and between THE PARTIES hereto and that said modifications or amendments are made only by an instrument in writing signed by THE PARTIES.

24.               NON-WAIVER

     The failure of either party, at any time, to require any such performance by any other party shall not be construed as a waiver of such right to require such performance, and shall in no way affect such party's right to require such performance and shall in no way affect such party's right subsequently to require a full performance hereunder.

25.               CONSTRUCTION OF AGREEMENT

     Each party and its counsel have participated fully in the review and revision of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement.

26.               APPLICABLE LAW

     THIS AGREEMENT IS EXECUTED PURSUANT TO AND SHALL BE INTERPRETED AND GOVERNED FOR ALL PURPOSES BY THE LAWS OF THE STATE OF TEXAS FOR WHICH THE COURTS IN DALLAS COUNTY, TEXAS SHALL HAVE JURISDICTION WITHOUT GIVING EFFECT TO THE CHOICE OR LAWS OR CONFLICT OF LAWS RULES THEREOF OR OF ANY STATE.

                                                        Initial: CW/RS/AS
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                                      -8-

27.               COUNTERPARTS

     This Agreement may be executed in a number of identical counterparts. Each such counterpart is deemed an original for all purposes and all such counterparts shall, collectively, constitute one agreement, but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart.

28.               FACSIMILE

     A facsimile copy of this Agreement is acceptable.

29.               ACCEPTANCE OF AGREEMENT.

     Unless both parties have signed this Agreement within ten (10) business days of the date listed above, this Agreement shall be deemed automatically withdrawn and terminated.

     IN WITNESS WHEREOF the parties have affixed their common seal hereto in the presence of their officers duly authorized for that purpose.

On behalf and for,
Consultant

/s/Chris Wyatt
----------------------
Chris Wyatt

On behalf and for,
Company

STRATEGIC INTERNET INVESTMENT INCORPORATED,
A Delaware corporation

By:      /s/Abbas Salih
         Abbas Salih, CEO


         /s/Ralph Shearing
         Ralph Shearing, President


                                                        Initial: CW/RS/AS

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                                      - 9 -

SCHEDULE "A" TO THE CONSULTING AGREEMENT DATED for reference and is made as of the 9th day of July 2002.

SERVICES AND DUTIES

The Consultant shall report to the President of the Company. The duties shall be assigned in the due course of doing business pertaining to the following


MONTHLY FEES AS PER SECTION 3.1,
-------------------------------

The following services will be preformed by the Consultant and the Consultant's compensation for these services is recognized in the monthly fee described in section 3.1 of the Agreement,

o    identifying and negotiating joint ventures;
o    business and management consulting.
o    strategic planning;
o    business plan preparation,/modifications
o    bank and venture capital packaging
o    developing corporate image material for advertising and marketing

Should it be necessary, and only if pre-approved by the Company, the Consultant may outsource the services identified above in the Monthly Retainer and invoice the Company the Consultants cost of such outsourced services.

Hourly rate categories:

The following services when preformed by the Consultant's personnel will be invoiced as an expense to the Company at the rate identified herein, as per sections 3.3 and 5.1 of the Agreement,

o  private and public company process documentation;             50.00 /HOUR
o  Secretary services, (word processing, report compilation,
    document reproduction etc)                                   50.00 /HOUR




                                                        Initial: CW/RS/AS